UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 19, 2023

Auto Parts 4Less Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55089	90-1494749
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

106 W. Mayflower, Las Vegas, NV 89030

(Address of principal executive offices)

Registrant’s telephone number, including area code     (702) 267-6100

not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FLES	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Auto Parts 4 Less Group, Inc. is referred to herein as the “Company”, “we”, “our”, or “us”.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2023, Tim Armes resigned as our Chief Executive Officer/Chief Financial Officer/Director, which resignation was not in connection with any disagreement with our management or our operations, policies or practices. On May 19, 2023, our Board of Directors appointed Chris Davenport, the President of our wholly owned subsidiary, Auto Parts4Less, Inc., since October 2013, as our Chief Executive Officer/Chief Financial Officer/Director. There have been no changes to Chris Davenports compensatory plans or arrangements with us in connection with his appointment as our Chief Executive Officer/Chief Financial Officer/Director.

Christopher Davenport: Chris Davenport has been the President of our wholly owned subsidiary, AutoParts4Less, Inc., since October 2013. Chris Davenport received his MBA from the University of California in September 2005 where he was recognized by his classmates as “the Most Innovative Thinker”.  Before founding The 4Less Corp, Chris Davenports’ previous business provided mobile dental services to the employees of the largest gaming corporations in the world.  These contracts covered the lives of several hundred thousand employees on the Las Vegas strip.  Due to the nature of the mobile facilities, Chris Davenport implemented several new technologies at the time such as:  filmless radiography, virtual patient charts and VPN networks to make for seamless quality health care.  Soon after, Chris Davenport expanded his mobile dental company to the military where he won several multiyear, multi-million dollars medical/dental National Guard Medical Readiness contracts.  Chris Davenport has a proven history of implementing innovative technologies. In April 2014, Chris Davenport filed for Chapter 7 Bankruptcy in the United States Bankruptcy Court of Nevada, which bankruptcy was discharged on September 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Auto Parts 4Less Group, Inc.

(Registrant)

Date: May 19, 2023

By:       /s/ Chris Davenport

Name:  Chris Davenport

Title:    Chief Executive Officer